UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2009

Buckeye GP Holdings L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-32963	11-3776228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five TEK Park
9999 Hamilton Blvd.
Breinigsville, Pennsylvania		18031
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On February 10, 2009, Mr. Stephen C. Muther advised MainLine Management LLC (“MainLine Management”), the general partner of Buckeye GP Holdings L.P. (“BGH”), of his intention to resign from his position of President of MainLine Management, effective February 17, 2009, due to his pending retirement.  Mr. Muther will continue as an employee of Buckeye Pipe Line Services Company (“Services Company”) through June 30, 2008 in order to facilitate the transition of his responsibilities to his successor.  Mr. Muther also indicated his intention to resign a similar position at Buckeye GP LLC (“Buckeye GP”), the general partner of Buckeye Partners, L.P. (NYSE: BPL) (“Buckeye”) effective February 17, 2009.  BGH is the parent company of Buckeye GP.

In addition to the resignation of Mr. Muther, Mr. Eric A. Gustafson informed MainLine Management of his intention to retire effective February 17, 2009.  Mr. Gustafson served as Senior Vice President and Chief Operating Officer of MainLine Management.  Mr. Gustafson also indicated his intention to resign a similar position at Buckeye GP due to his retirement.

(c)                                  Effective upon the resignations of Mr. Muther and Mr. Gustafson, MainLine Management elected Mr. Smith to the positions of President and Chief Operating Officer of MainLine Management.  Mr. Smith has also been elected to similar positions at Buckeye GP.

Mr. Smith has more than 30 years of experience in the energy industry.  From June 2004 through June 2007, Mr. Smith, 54, served as Managing Director of Engage Investments, L.P., a private company established to provide consulting services to, and to make equity investments in, energy-related businesses.  Mr. Smith was Executive Vice President of El Paso Corporation and President of El Paso Merchant Energy Group, a division of El Paso Corporation, from August 2000 until May 2003.  Mr. Smith served on the Board of Directors, Audit Committee and Compensation Committee of Buckeye GP from October 1, 2007 through his resignation from such positions in connection with the appointments set forth herein.

There is no arrangement or understanding between Mr. Smith and any other persons pursuant to which he was elected as President and Chief Operating Officer of MainLine Management.  Mr. Smith has no family relationship with any director or executive officer of MainLine Management or BGH.

The press release announcing the election of Mr. Smith’s is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	99.1	Press release of Buckeye GP Holdings L.P. issued February 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

	By:	MainLine Management LLC, its General Partner

		By:	WILLIAM H. SCHMIDT, JR.
William H. Schmidt, Jr.
Vice President, General Counsel,
and Secretary

Dated: February 17, 2009

Exhibit Index

Exhibit

99.1	Press release of Buckeye GP Holdings L.P. issued February 17, 2009.